Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2025 Financial Results
Q2 total revenue growth of 11% year-over-year
Subscription services ARR growing 24% year-over-year

SANTA CLARA, Calif. – August 28, 2024 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technologies and services, announced financial results for its second quarter fiscal year 2025 ended August 4, 2024.

“In a world where energy demands are soaring, the power savings of Pure Storage alone make the move from hard disks to Pure technology a smart choice for both hyperscaler and enterprise data centers,” said Pure Storage Chairman and CEO Charles Giancarlo. “Businesses can grow their data storage and reduce their energy footprint with Pure on a platform that eliminates existing data silos and simplifies customers’ data centers with guaranteed service-level agreements.”

Second Quarter Financial Highlights

•Revenue $763.8 million, an increase of 11% year-over-year
•Subscription services revenue $361.2 million, up 25% year-over-year
•Subscription annual recurring revenue (ARR) $1.5 billion, up 24% year-over-year
•Remaining performance obligations (RPO) $2.3 billion, up 24% year-over-year
•GAAP gross margin 70.7%; non-GAAP gross margin 72.8%
•GAAP operating income $24.9 million; non-GAAP operating income $138.6 million
•GAAP operating margin 3.3%; non-GAAP operating margin 18.1%
•Q2 operating cash flow $226.6 million; free cash flow $166.6 million
•Total cash, cash equivalents, and marketable securities $1.8 billion

“We delivered strong financial results through the first half of our fiscal year, highlighting the effectiveness of our strategic initiatives,” said Kevan Krysler, Chief Financial Officer, Pure Storage. “Our highly differentiated data storage platform strategy is demonstrating success with our customers.”

Second Quarter Company Highlights

•Platform Innovation: The Pure platform delivers agility and risk reduction with a consistent, as-a-service experience across the broadest set of use cases and IT environments. At its annual Pure//Accelerate conference, Pure Storage announced critical new platform capabilities to further improve the ability for enterprises to deploy AI, improve cyber resilience, and modernize applications, including Evergreen//One for AI, the first purpose-built AI storage as-a-service, enhancements to Pure Fusion, delivering first-of-its-kind storage automation, and an industry-first generative AI copilot for storage. Additionally, Pure continued to extend its Storage as-a-Service (STaaS) leadership with new service level agreements (SLAs), now delivering the industry’s most comprehensive set of SLAs.

•ESG Leadership: Pure Storage released its third Environmental, Social, and Governance (ESG) report, offering visibility into current metrics and setting commitments for meaningful progress towards a more sustainable future. The latest report outlines that Pure Storage's platform requires up to 10x less energy than mechanical spinning disk storage (HDD) and up to 5x less than solid state drives (SSDs).

•Enterprise AI Momentum: Pure Storage continued to accelerate enterprise AI adoption, announcing that it will be a certified storage solution for NVIDIA DGX SuperPOD by the end of 2024. Additionally, Pure joined the Ultra Ethernet Consortium (UEC), a Linux Foundation initiative, underscoring its commitment to expanding the capabilities of high performance Ethernet for large-scale AI and HPC initiatives.

Awards and Accolades

•Fortune Best Large Workplaces in the Bay Area (Ranked #15)
•Fortune Best Workplaces for Millennials (Ranked #34)
•Business Intelligence Group's 2024 Sustainability Leadership Award

Third Quarter and FY25 Guidance

Q3FY25
Revenue	$815M
Revenue YoY Growth Rate	6.8%
Non-GAAP Operating Income	$140M
Non-GAAP Operating Margin	17.2%

FY25
Revenue	$3.1B
Revenue YoY Growth Rate	10.5%
TCV Sales for Subscription-as-a-Service Offerings	$500M
TCV Sales for Subscription-as-a-Service Offerings YoY Growth Rate	Approximately 25%
Non-GAAP Operating Income	$532M
Non-GAAP Operating Margin	17%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the second quarter fiscal 2025 results at 2:00 pm PT today, August 28, 2024. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conference:

Goldman Sachs Communacopia + Technology Conference
Date: Wednesday, September 11, 2024
Time: 12:25 p.m. PT / 3:25 p.m. ET
Chairman and CEO Charles Giancarlo and Chief Financial Officer Kevan Krysler

The presentations will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.
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About Pure Storage

Pure Storage (NYSE: PSTG) delivers the industry’s most advanced data storage platform to store, manage, and protect the world’s data at any scale. With Pure Storage, organizations have ultimate simplicity and flexibility, saving time, money, and energy. From AI to archive, Pure Storage delivers a cloud experience with one unified Storage as-a-Service platform across on premises, cloud, and hosted environments. Our platform is built on our Evergreen architecture that evolves with your business – always getting newer and better with zero planned downtime, guaranteed. Our customers are actively increasing their capacity and processing power while significantly reducing their carbon and energy footprint. It’s easy to fall in love with Pure Storage, as evidenced by the highest Net Promoter Score in the industry. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2023 Gartner Magic Quadrant for Primary Storage
Leader in the 2023 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Storage Trademark List are trademarks or registered trademarks of Pure Storage Inc. in the U.S. and/or other countries. The Trademark List can be found at purestorage.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial and business results, demand for our products and subscription services, including Evergreen//One, our technology and product strategy, specifically customer priorities around sustainability, the environmental and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, our ability to capture storage workloads for AI environments and hyperscalers, the timing and magnitude of large orders, the impact of inflation, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, including the E//Family, new customer acquisition, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 4, 2024. All information provided in this release and in the attachments is as of August 28, 2024, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Pure's Evergreen//One and Evergreen//Flex offerings is an operating metric, representing the value of orders received and/or expected to be received during the fiscal year.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, restructuring costs related to severance and termination benefits, and costs associated with the impairment and early exit of certain leased facilities that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Second Quarter of Fiscal 2025	Fiscal 2024

Assets
Current assets:
Cash and cash equivalents	$965,028	$702,536
Marketable securities	855,453	828,557
Accounts receivable, net of allowance of $959 and $1,060	416,501	662,179
Inventory	43,548	42,663
Deferred commissions, current	87,424	88,712
Prepaid expenses and other current assets	185,072	173,407
Total current assets	2,553,026	2,498,054
Property and equipment, net	396,676	352,604
Operating lease right-of-use-assets	138,781	129,942
Deferred commissions, non-current	210,755	215,620
Intangible assets, net	27,004	33,012
Goodwill	361,427	361,427
Restricted cash	14,779	9,595
Other assets, non-current	78,825	55,506
Total assets	$3,781,273	$3,655,760

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$68,104	$82,757
Accrued compensation and benefits	176,553	250,257
Accrued expenses and other liabilities	119,430	135,755
Operating lease liabilities, current	49,575	44,668
Deferred revenue, current	869,332	852,247
Total current liabilities	1,282,994	1,365,684
Long-term debt	100,000	100,000
Operating lease liabilities, non-current	128,674	123,201
Deferred revenue, non-current	754,328	742,275
Other liabilities, non-current	62,116	54,506
Total liabilities	2,328,112	2,385,666
Stockholders’ equity:
Common stock and additional paid-in capital	2,925,540	2,749,627
Accumulated other comprehensive income (loss)	2,707	(3,782)
Accumulated deficit	(1,475,086)	(1,475,751)
Total stockholders' equity	1,453,161	1,270,094
Total liabilities and stockholders' equity	$3,781,273	$3,655,760

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2025	2024	2025	2024

Revenue:
Product	$402,595	$399,738	$749,979	$708,701
Subscription services	361,176	288,933	707,271	569,277
Total revenue	763,771	688,671	1,457,250	1,277,978
Cost of revenue:
Product (1)	129,723	120,605	230,476	216,818
Subscription services (1)	93,968	81,473	190,988	161,220
Total cost of revenue	223,691	202,078	421,464	378,038
Gross profit	540,080	486,593	1,035,786	899,940
Operating expenses:
Research and development (1)	195,490	182,492	389,310	367,823
Sales and marketing (1)	250,267	232,732	501,239	465,178
General and administrative (1)	69,445	60,831	146,232	128,215
Restructuring and impairment (2)	—	16,766	15,901	16,766
Total operating expenses	515,202	492,821	1,052,682	977,982
Income (loss) from operations	24,878	(6,228)	(16,896)	(78,042)
Other income (expense), net	19,437	6,686	33,528	18,435
Income (loss) before provision for income taxes	44,315	458	16,632	(59,607)
Income tax provision	8,641	7,573	15,967	14,909
Net income (loss)	$35,674	$(7,115)	$665	$(74,516)

Net income (loss) per share attributable to common stockholders, basic	$0.11	$(0.02)	$0.00	$(0.24)
Net income (loss) per share attributable to common stockholders, diluted	$0.10	$(0.02)	$0.00	$(0.24)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	326,326	309,510	324,458	307,687
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	343,443	309,510	341,509	307,687

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$3,445	$2,958	$6,227	$5,613
Cost of revenue -- subscription services	7,961	6,851	16,832	12,498
Research and development	50,869	44,085	101,163	82,317
Sales and marketing	24,418	19,493	47,937	36,674
General and administrative	18,197	16,060	45,725	30,175
Total stock-based compensation expense	$104,890	$89,447	$217,884	$167,277
(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2025	2024	2025	2024

Cash flows from operating activities
Net income (loss)	$35,674	$(7,115)	$665	$(74,516)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	35,884	30,223	69,827	59,913
Stock-based compensation expense	104,890	89,447	217,884	167,277
Noncash portion of lease impairment and abandonment	—	16,766	3,270	16,766
Other	1,120	(1,225)	2,726	(3,029)
Changes in operating assets and liabilities:
Accounts receivable, net	6,953	(133,974)	245,721	87,231
Inventory	(4,956)	4,152	(6,661)	4,460
Deferred commissions	(1,554)	(7,229)	6,153	(9,560)
Prepaid expenses and other assets	(17,787)	5,737	(27,006)	(358)
Operating lease right-of-use assets	8,406	8,634	16,528	19,635
Accounts payable	13,423	30,304	(13,158)	26,311
Accrued compensation and other liabilities	30,392	31,558	(78,732)	(57,524)
Operating lease liabilities	(8,031)	(7,033)	(18,257)	(13,133)
Deferred revenue	22,183	41,373	29,137	51,392
Net cash provided by operating activities	226,597	101,618	448,097	274,865
Cash flows from investing activities
Purchases of property and equipment (1)	(60,035)	(55,105)	(108,853)	(106,529)
Purchases of marketable securities and other	(105,328)	(117,829)	(270,451)	(246,617)
Sales of marketable securities	10,735	5,708	48,424	48,748
Maturities of marketable securities	70,127	98,330	197,984	386,703
Net cash provided by (used in) investing activities	(84,501)	(68,896)	(132,896)	82,305
Cash flows from financing activities
Net proceeds from exercise of stock options	4,545	25,218	17,768	29,848
Proceeds from issuance of common stock under employee stock purchase plan	—	—	25,328	21,219
Principal payments on borrowings and finance lease obligations	(2,836)	(287)	(3,935)	(577,067)
Proceeds from borrowing	—	—	—	100,000
Tax withholding on vesting of equity awards	(74,208)	(5,068)	(86,686)	(11,827)
Repurchases of common stock	—	(21,970)	—	(91,881)
Net cash used in financing activities	(72,499)	(2,107)	(47,525)	(529,708)
Net increase (decrease) in cash, cash equivalents and restricted cash	69,597	30,615	267,676	(172,538)
Cash, cash equivalents and restricted cash, beginning of period	910,210	388,245	712,131	591,398
Cash, cash equivalents and restricted cash, end of period	$979,807	$418,860	$979,807	$418,860

(1) Includes capitalized internal-use software costs of $5.3 million for both the second quarter of fiscal 2025 and 2024 and $9.8 million and $10.6 million for the first two quarters of fiscal 2025 and 2024.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Second Quarter of Fiscal 2025						Second Quarter of Fiscal 2024
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$3,445	(c)					$2,958	(c)
			224	(d)					135	(d)
			—						402	(e)
			3,306	(f)					3,306	(f)
Gross profit --product	$272,872	67.8%	$6,975		$279,847	69.5%	$279,133	69.8%	$6,801		$285,934	71.5%

			$7,961	(c)					$6,851	(c)
			658	(d)					481	(d)
			—						413	(e)
			—						5	(g)
Gross profit -- subscription services	$267,208	74.0%	$8,619		$275,827	76.4%	$207,460	71.8%	$7,750		$215,210	74.5%

			$11,406	(c)					$9,809	(c)
			882	(d)					616	(d)
			—						815	(e)
			3,306	(f)					3,306	(f)
			—						5	(g)
Total gross profit	$540,080	70.7%	$15,594		$555,674	72.8%	$486,593	70.7%	$14,551		$501,144	72.8%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Second Quarter of Fiscal 2025						Second Quarter of Fiscal 2024
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$104,890	(c)					$89,447	(c)
			—						876	(d)
			5,292	(e)					4,507	(e)
			3,536	(f)					3,837	(f)
			—						2,617	(g)
			—						16,766	(h)
Operating income (loss)	$24,878	3.3%	$113,718		$138,596	18.1%	$(6,228)	-0.9%	$118,050		$111,822	16.2%

			$104,890	(c)					$89,447	(c)
			—						876	(d)
			5,292	(e)					4,507	(e)
			3,536	(f)					3,837	(f)
			—						2,617	(g)
			—						16,766	(h)
			153	(i)					153	(i)
Net income (loss)	$35,674		$113,871		$149,545		$(7,115)		$118,203		$111,088

Net income (loss) per share -- diluted	$0.10				$0.44		$(0.02)				$0.34
Weighted-average shares used in per share calculation -- diluted	343,443		—		343,443		309,510		17,060	(j)	326,570

(a) GAAP operating margin is defined as GAAP operating income (loss) divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(h) To eliminate lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.
(i) To eliminate amortization expense of debt issuance costs related to our debt.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Second Quarter of Fiscal
	2025	2024
Net cash provided by operating activities	$226,597	$101,618
Less: purchases of property and equipment (1)	(60,035)	(55,105)
Free cash flow (non-GAAP)	$166,562	$46,513

(1) Includes capitalized internal-use software costs of $5.3 million for both the second quarter of fiscal 2025 and 2024.